Exhibit 99.1

FOR IMMEDIATE RELEASE

JBG SMITH PROPERTIES ANNOUNCES AUTHORIZATION OF $500 Million sHARE REPURCHASE PROGRAM

Bethesda, MD (March 12, 2020) - JBG SMITH Properties (NYSE: JBGS) (the “Company” or “JBG SMITH”) today announced that its Board of Trustees has authorized the repurchase of up to $500 million of its outstanding common shares.

Purchases made pursuant to the program will be made either in the open market or in privately negotiated transactions from time to time as permitted by federal securities laws and other legal requirements. The timing, manner, price and amount of any repurchases will be determined by the Company in its discretion and will be subject to economic and market conditions, share price, applicable legal requirements and other factors. The program may be suspended or discontinued at the Company’s discretion without prior notice.

About JBG SMITH

JBG SMITH is an S&P 400 company that owns, operates, invests in, and develops a dynamic portfolio of high-quality mixed-use properties in and around Washington, DC. Through an intense focus on placemaking, JBG SMITH cultivates vibrant, amenity-rich, walkable neighborhoods throughout the Capital region, including National Landing where it now serves as the exclusive developer for Amazon’s new headquarters. JBG SMITH’s portfolio currently comprises 20.6 million square feet of high-quality office, multifamily and retail assets, 98% at our share of which are Metro-served. It also maintains a robust future pipeline encompassing 18.7 million square feet of mixed-use development opportunities. For more information on JBG SMITH please visit www.jbgsmith.com.

Forward Looking Statements

Certain statements contained herein may constitute “forward-looking statements” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Consequently, the future results of JBG SMITH Properties (“JBG SMITH” or the “Company”) may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximate”, “believes”, “expects”, “anticipates”, “intends”, “plans”, “would”, “may”, or similar expressions in this press release. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. These factors include, among others: the impact of Coronavirus on us, adverse economic conditions in the Washington, DC metropolitan area, the timing of and costs associated with development and property improvements, financing commitments, and general competitive factors. For further discussion of factors that could materially affect the outcome of our forward-looking statements and other risks and uncertainties, see “Risk Factors” and the Cautionary Statement Concerning Forward-Looking Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2019 and other periodic reports the Company files with the Securities and Exchange Commission. For these statements, we claim the protection of the safe harbor for forward looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements after the date hereof.

Media
Bud Perrone
Rubenstein
Executive Vice President
(212) 843-8068
bperrone@rubenstein.com

Investor Relations
Jaime Marcus
JBG SMITH
SVP, Investor Relations & Corporate Communications
(240) 333-3643
jmarcus@jbgsmith.com